UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 26, 2016

El Paso Electric Company
(Exact name of registrant as specified in its charter)

Texas	001-14206	74-0607870
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Stanton Tower, 100 North Stanton, El Paso, Texas		79901
(Address of principal executive offices)		(Zip Code)

(915) 543-5711
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.   Submission of Matters to a Vote of Security Holders.

El Paso Electric Company (the “Company”) held its annual meeting of shareholders on May 26, 2016.  As of the close of business on the record date, March 29, 2016, the Company had a total of 40,483,000 shares of common stock outstanding and entitled to vote at the annual meeting, of which 38,911,250 shares were represented at the meeting in person or by proxy.  The primary purpose of the annual meeting was to give the Company's shareholders the opportunity  (i) to vote on the election of Class I directors; (ii) to consider and act upon the recommendation of the Board of Directors of the Company to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016; (iii) to approve, by a non-binding advisory vote, the Company’s executive compensation, commonly referred to as a “say on pay” vote; and (iv) to hold a non-binding advisory vote on the frequency of “say-on-pay” votes.  A detailed discussion of each of these proposals can be found in the Company's definitive Proxy Statement relating to the annual meeting filed by the Company with the Securities and Exchange Commission (the “SEC”) on April 15, 2016.

Proposal 1:  Election of Class I Directors

At the annual meeting, the Company's shareholders elected the following persons to serve as Class I directors to hold office for a three-year term expiring at the Company's annual meeting of shareholders to be held in 2019:

Director	Votes For	Votes Withheld	Broker Non-Votes
John Robert Brown	37,197,473	137,712	1,576,065
James W. Cicconi	36,871,453	463,732	1,576,065
Mary E. Kipp	36,951,772	383,413	1,576,065
Thomas V. Shockley, III	36,895,258	439,927	1,576,065

In addition to the Class I directors listed above, the following individuals continue to serve as Class II and Class III directors of the Company following the annual meeting: Catherine A. Allen, Edward Escudero, James W. Harris, Woodley L. Hunt, Eric B. Siegel, Stephen N. Wertheimer, and Charles A. Yamarone.

Proposal 2:   Appointment of Independent Registered Public Accounting Firm

At the annual meeting, the Company's shareholders ratified the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016 by the following vote:

Description	Number of Votes
FOR	38,790,097
AGAINST	115,342
ABSTAIN	5,811

 Proposal 3:  Advisory Vote on the Company’s Executive Compensation

At the annual meeting, the Company's shareholders approved an advisory vote on the Company’s executive compensation “say on pay” for the Company's named executive officers by the following vote:

Description	Number of Votes
FOR	36,675,327
AGAINST	528,577
ABSTAIN	131,281
BROKER NON-VOTES	1,576,065

Proposal 4: Advisory Vote on Frequency of Executive Compensation Advisory Votes

In an advisory vote, the Company's shareholders approved the option of “one year” as their preferred frequency for future advisory “say on pay” votes by the following vote:

Description	Number of Votes
ONE YEAR	31,600,150
TWO YEARS	924,387
THREE YEARS	4,786,264
ABSTAIN	24,384
BROKER NON-VOTES	1,576,065

Item 8.01. Other Events.

On May 26, 2016, the Company announced that the Board of Directors approved an increase to the quarterly cash dividend to $0.31 per share of common stock from its current quarterly rate of $0.295 per share, commencing with the June 30, 2016 dividend payment, which will be payable to shareholders of record as of the close of business on June 15, 2016.

The Company’s press release announcing the dividend increase is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release Dated May 26, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2016

EL PASO ELECTRIC COMPANY
(Registrant)

By:	/s/ NATHAN T. HIRSCHI
Name:	Nathan T. Hirschi
Title:	Senior Vice President - Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release Dated May 26, 2016